UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2021

GAMCO INVESTORS, INC. ET AL
(Exact name of registrant as specified in its charter)

Delaware	001-14761	13-4007862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Mason Street Greenwich, Connecticut	06830
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (203) 629-2726

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GBL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Shareholders (the “Meeting”) of GAMCO Investors, Inc. (the “Company”) was held on June 3, 2021. At the Meeting, the shareholders of the Company: (1) elected seven directors to the Company’s Board of Directors to serve until the 2022 Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified and (2) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

As of April 15, 2021, the record date for the Meeting, the Company had outstanding 8,327,529 shares of Class A common stock (“Class A Stock”) and 19,024,117 shares of Class B Stock. The Class A Stock and Class B Stock vote together as a single class on all matters. Each share of Class A Stock is entitled to one vote per share and each share of Class B Stock is entitled to ten votes per share. Shares present or represented at the Meeting were 6,625,496 shares of Class A Stock and 18,394,288 shares of Class B Stock, constituting a quorum.

Set forth below, with respect to each of the matters submitted to shareholders, are the number of votes cast for or against or withheld, and the number of abstentions, broker non-votes, and uncast votes, where applicable.

(1) Election of Directors

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Edwin L. Artzt	189,858,954	68,027	641,395
Raymond C. Avansino, Jr.	187,773,653	2,153,328	641,395
Leslie B. Daniels	189,869,838	57,143	641,395
Mario J. Gabelli	188,510,191	1,416,790	641,395
Eugene R. McGrath	189,391,913	535,068	641,395
Robert S. Prather, Jr.	188,218,884	1,708,097	641,395
Elisa M. Wilson	188,447,034	1,479,947	641,395

(2) Ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021

VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
190,564,807	3,480	89	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO Investors, Inc.

By: /s/ Kieran Caterina

Kieran Caterina
Senior Vice President and Principal Financial Officer

Date:June 9, 2021